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                                                                    EXHIBIT 10.3

                                   AGREEMENT


         This Agreement dated effective August 31, 1995, by and between TRISTAR CORPORATION, a Delaware corporation (formerly Ross Cosmetics Distribution Centers, Inc.) ("Tristar"), Eurostar Perfumes, Inc., a Texas corporation ("Eurostar"), and Starion International Ltd., a United Kingdom company ("Starion") (successor to S&J Perfume Co., Ltd., a corporation organized under the laws of the United Kingdom).

                              W I T N E S S E T H:

         WHEREAS, Tristar, Eurostar and Starion (or their respective predecessor or successor corporations, as applicable) entered into a Distribution Agreement (the "Distribution Agreement") dated October 23, 1992; and

         WHEREAS, the parties hereto desire to terminate the Distribution Agreement;

         NOW, THEREFORE, Tristar, Eurostar and Starion mutually agree to terminate the Distribution Agreement in all respects.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.

                                        TRISTAR CORPORATION
                                        (formerly Ross Cosmetics Distribution
                                            Centers, Inc.)



                                        By:    /s/ Viren S. Sheth
                                               --------------------------------
                                        Name:  Viren S. Sheth
                                               --------------------------------
                                        Title: Chief Executive Officer
                                               --------------------------------


                                        EUROSTAR PERFUMES, INC.



                                        By:    /s/ Paul R. Kimmel
                                               --------------------------------
                                        Name:  Paul R.Kimmel
                                               --------------------------------
                                        Title: Chief Financial Officer
                                               --------------------------------

                                        STARION INTERNATIONAL LTD.



                                        By:    /s/ Jay Sheth
                                               --------------------------------
                                        Name:  Jay Sheth
                                               --------------------------------
                                        Title: Managing Director
                                               --------------------------------